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                                                                Exhibit 10(e)(v)
                                 AMENDMENT NO. 8
                                     TO THE
                           LIZ CLAIBORNE SAVINGS PLAN

               (As Amended and Restated Effective January 1, 1987)


                  The Liz Claiborne Savings Plan as amended and restated effective January 1, 1987 (the "Plan") is hereby further amended in the following respects:


         (1) The fourth sentence of Section 3.10 is restated to read as follows:

"Notwithstanding the provisions of Sections 4.3 or 4.4, at the time the Rollover Account is first established, the Member may elect to have his Rollover Account allocated among the Investment Funds provided for in Section 4.2 in such increments as the Plan Administrator may from time to time permit (in 10% increments from July 1, 1994 to December 31, 1996 and in 25% increments prior to July 1, 1994), without regard to the manner in which his other Accounts are invested, provided any requirements or restrictions, if any, that from time to time the Committee may prescribe in connection with one or more Investment Funds on an equitable and practicable basis, are satisfied; thereafter, reallocation of account balances (including the Rollover Account) may be made only in accordance with the provisions of Section 4.3."


         (2) Section 4.3 is restated, other than Section 4.3.1, to read as follows:

"A Member may, by giving notice on the Appropriate Form within such time as, and reflecting those requirements or restrictions, if any, that from time to time, the Committee may prescribe, designate the proportion of the then existing balance of his Accounts which shall be invested in each Investment Fund as of any Valuation Date (Entry Date prior to July 1, 1994), with a single designation to control for all of his Accounts; provided that the percentage of such interest to be invested in any such Investment Fund as of such date shall be in such increments as the Plan Administrator may from time to time permit (in 10% increments from July 1, 1994 to December 31, 1996 and in 25% increments prior to July 1, 1994). A Member may change his election as of any Valuation Date (Entry Date prior to July 1, 1994) by filing a new designation on the Appropriate Form, at such time as, and reflecting those requirements or restrictions, if any, that from time to time, the Committee may prescribe."


         (3)      Section 4.4 is restated to read as follows:

"A Member may, by giving notice on the Appropriate Form within such time as, and reflecting those requirements or restrictions, if any, that from time to time, the Committee
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may prescribe, designate the proportion of his share in contributions for each
Plan Year which shall be allocated to and invested in each Investment Fund, with a single designation to control for his Tax-Saver and Matching Contributions (and any Qualified Nonelective Contributions which may be made for him); provided that the percentage of such share to be invested in any such Investment Fund shall be in such increments as the Plan Administrator may from time to time permit (in 10% increments from July 1, 1994 to December 31, 1996 and in 25% increments prior to July 1, 1994). Any election under this Section 4.4 shall continue in effect until changed by filing a new designation. A Member may change his election as of any Valuation Date (Entry Date prior to July 1, 1994) by filing a new designation on the Appropriate Form prior to such date, within such time as, and reflecting those requirements or restrictions, if any, that from time to time, the Committee may prescribe. If a Member shall fail to give timely and complete written instructions, his Tax-Saver and Matching Contributions (and his Qualified Nonelective Contributions, if any) shall be invested, in such Investment Fund as the Committee may direct (in the Money Market Fund prior to July 7, 1994)."


         (4) A new sentence is added at the end of Section 4.7.3 to read as follows:

"The Committee may proscribe any one or more Investment Funds from being subject to such allocation in order to conform to the practices and provisions of any such Investment Fund, or on any other basis so long as it is equitable and practicable."


         (5) A new Section is added at the end of Section 7.3 to read as follows:

"                 7.3.5 Allocation Among Investment Funds. Any withdrawal from a Member's Account pursuant to this Article VII shall be allocated among the Investment Funds in which any such Account is invested in accordance with
Section 4.7.3."


         (6) A new sentence is added at the end of Section 16.5 to read as follows:

"The Committee may proscribe any one or more Investment Funds from being subject to such allocation in order to conform to the practices and provisions of any such Investment Fund, or on any other basis so long as it is equitable and practicable."





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                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer the 12th day of March, 1998.


                                               LIZ CLAIBORNE, INC.


                                               By: /s/ Samuel Miller
                                                  ------------------------
ATTEST:                                           Senior Vice President Finance
                                                  Chief Financial Officer
/s/ Nicholas J. Rubino
-------------------------------
Vice President-Deputy General Counsel






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